POWER OF ATTORNEY

           I, the undersigned Trustee of Freedom Mutual Fund (the "Trust"), do hereby constitute and appoint Lawrence G. Kirshbaum as my true and lawful attorney, with full powers to sign for me, in my name in the capacities indicated below, any and all Registration Statements of the Trust on Form N-1A or N-14 and any and all amendments thereto filed with the Securities and Exchange Commission to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorney to any and all said amendments to the Registration Statement.

           IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.



/s/ Dexter A. Dodge
---------------------------------           -----------------------------------
Dexter A. Dodge                             Date: February 1, 1995
Trustee



                               POWER OF ATTORNEY

           I, the undersigned  Trustee of Freedom Mutual Fund (the "Trust"),  do
hereby severally constitute and appoint Dexter A. Dodge and Lawrence G. Kirshbaum, and each of them acting singly, as my true and lawful attorneys, with full powers to them and each of them to sign for me, in my name in the capacities indicated below, any and all Registration Statements of the Trust on Form N-1A or N-14 and any and all amendments thereto filed with the Securities and Exchange Commission to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all said amendments to the Registration Statement.

           IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.


/s/ Ernest T. Kendall
---------------------------------           -----------------------------------
Ernest T. Kendall                           Date: February 1, 1995
Trustee




                               POWER OF ATTORNEY

           I, the undersigned  Trustee of Freedom Mutual Fund (the "Trust"),  do
hereby severally constitute and appoint Dexter A. Dodge and Lawrence G. Kirshbaum, and each of them acting singly, as my true and lawful attorneys, with full powers to them and each of them to sign for me, in my name in the capacities indicated below, any and all Registration Statements of the Trust on Form N-1A or N-14 and any and all amendments thereto filed with the Securities and Exchange Commission to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all said amendments to the Registration Statement.

           IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.



/s/ Richard B. Osterberg
---------------------------------           -----------------------------------
Richard B. Osterberg                        Date: February 1, 1995
Trustee




                               POWER OF ATTORNEY

           I, the undersigned Trustee of Freedom Mutual Fund (the "Trust"), do hereby constitute and appoint Dexter A. Dodge as my true and lawful attorney, with full powers to sign for me, in my name in the capacities indicated below, any and all Registration Statements of the Trust on Form N-1A or N-14 and any and all amendments thereto filed with the Securities and Exchange Commission to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorney to any and all said amendments to the Registration Statement.

           IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.


/s/ Lawrence G. Kirshbaum
---------------------------------           -----------------------------------
Lawrence G. Kirshbaum                       Date: February 1, 1995
Trustee





                                POWER OF ATTORNEY

           I, the undersigned  Trustee of Freedom Mutual Fund (the "Trust"),  do
hereby severally constitute and appoint Dexter A. Dodge and Lawrence G. Kirshbaum, and each of them acting singly, as my true and lawful attorneys, with full powers to them and each of them to sign for me, in my name in the capacities indicated below, any and all Registration Statements of the Trust on Form N-1A or N-14 and any and all amendments thereto filed with the Securities and Exchange Commission to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all said amendments to the Registration Statement.

           IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.


/s/ Richard A. Farrell
---------------------------------           -----------------------------------
Richard A. Farrell                          Date: February 1, 1995
Trustee



                               POWER OF ATTORNEY

         I, the undersigned Trustee of Freedom Mutual Fund (the "Trust"), do hereby severally constitute and appoint Dexter A. Dodge and Lawrence G. Kirshbaum, and each of them acting singly, as my true and lawful attorneys, with full powers to them and each of them to sign for me, in my name in the capacities indicated below, any and all Registration Statements of the Trust on Form N1-A or N-14 and any and all amendments thereto filed with the Securities and Exchange Commission to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, the Securities Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all said amendments to the Registration Statement.

       IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.



/s/ William H. Darling
--------------------------------            ------------------------------------
William H. Darling                          Date: January 28, 1997



                                POWER OF ATTORNEY

         I, the undersigned Trustee of Freedom Mutual Funds (the "Trust"), do hereby severally constitute and appoint Dexter A. Dodge and Lawrence G. Kirshbaum, and each of them acting singly, as my true and lawful attorneys, with full powers to them and each of them to sign for me, in my name in the capacities indicated below, any and all Registration Statements of the Trust on Form N1-A or N-14 and any and all amendments thereto filed with the Securities and Exchange Commission to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, the Securities Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all said amendments to the Registration Statement.

       IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.



/s/ John R. Haack                            23 January 97
--------------------------------            ------------------------------------
John R. Haack                               Date: January 23, 1997
Trustee


                                POWER OF ATTORNEY

         I, the undersigned Trustee of Freedom Mutual Funds (the "Trust"), do hereby severally constitute and appoint Dexter A. Dodge and Lawrence G. Kirshbaum, and each of them acting singly, as my true and lawful attorneys, with full powers to them and each of them to sign for me, in my name in the capacities indicated below, any and all Registration Statements of the Trust on Form N1-A or N-14 and any and all amendments thereto filed with the Securities and Exchange Commission to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, the Securities Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all said amendments to the Registration Statement.

       IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.



/s/ Laurence R. Veator, Jr.                  January 28, 1997
--------------------------------            ------------------------------------
Laurence R. Veator, Jr.                     Date: January 28, 1997